EXHIBIT 3.9

JIM EDGAR

Secretary of State

State of Illinois

ARTICLES OF INCORPORATION

Pursuant to the provisions of “The Business Corporation Act of 1983”, the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE	The name of the corporation is Honeycomb Holdings Corp.
(Shall contain the word “corporation”, “company”, “incorporated”

“limited”, or an abbreviation thereof)

ARTICLE TWO	The name and address of the initial registered agent and its registered office are:

Registered Agent Jay Erens

	First Name	Middle Name	Last Name

Registered Office Three First National Plaza, Suite 4300
	Number	Street Suite # (A P.O. Box alone is not acceptable)

Chicago 60602 Cook

	City	Zip Code	County

ARTICLE THREE	The purpose or purposes for which the corporation is organized are:
		If not sufficient space to cover this point, add one or more sheets of this size.

The transaction of any or all lawful business for which corporations may be incorporated under the Illinois Business Corporation Act of 1983.

ARTICLE FOUR	Paragraph 1: The authorized shares shall be:

		Class	*Par Value per share	Number of shares authorized
		Common	NPV		200

	Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:
	If not sufficient space to cover this point, add one or more sheets of this size.
		N/A

ARTICLE FIVE	The number of shares to be issued initially, and the consideration to be received by the corporation therefor, are:

	Class	*Par Value per share	Number of shares proposed to be issued	Consideration to be received therefor
	Common	NPV	125		$1,000.00
				$
				$
				$

			TOTAL		$1,000.00

*	A declaration as to a “par value” is optional. This space may be marked “n/a” when no reference to a par value is desired.

ARTICLE SIX	OPTIONAL

The number of directors constituting the initial board of directors of the corporation is 4, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

	Name	Residential Address
	John Matthew Davidson	32 Old Aspetong Road, Katonah, NY 10536
	Lothar Stiefel	71 Spottswood Road, Glen Rock, NJ 07452
	Lee M. Rothenberg, Jr.	3501 Doria Lane, Olympia Fields, IL 60461
	Robert S. Green	76 Birch Drive, Katonah, NY 10536

ARTICLE SEVEN	OPTIONAL

	(a)	It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be:	$

	(b)	It is estimated that the value of the property to be located within the State of Illinois during the following year will be:	$

	(c)	It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be:	$

	(d)	It is estimated that the gross amount of business which will be transacted from places of business in the State of Illinois during the following year will be:	$

ARTICLE EIGHT	OTHER PROVISIONS

Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation,
e.g., authorizing pre-emptive rights; denying cumulative voting; regulating internal affairs; voting majority requirements; fixing a duration other than perpetual, etc.

NAMES & ADDRESSES OF INCORPORATORS

The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated    May 26, 1988            c/o Hopkins & Sutter

Signatures and Names		Post Office Address
1.	/s/ James M. Hamman	1.	Three First National Plaza
	Signature			Street

	James M. Hamman		Chicago	Illinois	60602

	Name (please print)		City/Town	State	Zip

2.		2.
	Signature			Street

	Name (please print)		City/Town	State	Zip

3.		3.
	Signature			Street

	Name (please print)		City/Town	State	Zip

(Signatures must be in ink on original document. Carbon copy, xerox or rubber stamp signatures may only be used on conformed copies)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.

JIM EDGAR

Secretary of State

State of Illinois

STATEMENT OF CORRECTION

Pursuant to the provisions of “The Business Corporation Act of 1983”, the undersigned corporation hereby submits the following Statement of Correction.

1.	The name of the corporation is International Honeycomb Corporation

2.	The State or Country of incorporation is Illinois

3.	The title of the instrument to be corrected is Articles of Incorporation

4.	The instrument is to be corrected was filed by the Secretary of State on May 31, 1988.

5.	It was inaccurate, erroneous or defective in the following:

    If not sufficient space to cover this point, use reverse side or add one or more sheets of this size.

Article Five listed the Consideration to be received for 125 shares of Common Stock of no par value as $1,000.00 when it should have been $5,139,893.00.

6.	The corrected portion(s) of the above instrument, in corrected form, are as follows:

If not sufficient space to cover this point, use reverse side or add one or more sheets of this size.

ARTICLE FIVE

Class:	Par Value:	Number of Shares:	Consideration to be Received Therefor
Common	No par value	125	$5,139,893.00

The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated September 10, 1989			International Honeycomb Corporation
(Exact Name of Corporation)

attested by	/s/ J. Matthew Davidson	by	/s/ William R. Renick
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	J. Matthew Davidson-President	William R. Renick-Secretary
	(Type or Print Name and Title)		(Type or Print Name and Title)

JIM EDGAR

Secretary of State

State of Illinois

ARTICLES OF AMENDMENT

Pursuant to the provisions of “The Business Corporation Act of 1983”, the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE	The name of the corporation is Honeycomb Holdings Corp.	(Note 1)

ARTICLE TWO		The following amendment of the Articles of Incorporation was adopted on July 29, 1988 in the manner indicated below. (“X” one box only.)

	☐	By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
(Note 2)

	☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
(Note 3)

	☐	By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
(Note 4)

	☐	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

(Note 4)

	☒	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
(Note 4)

(INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is: RESOLVED, that the Articles of Incorporation be amended to read as follows:) RESOLVED, that Article One of the Articles of Incorporation is hereby amended to read in its entirety as follows:

“ARTICLE ONE: The name of the Corporation is International Honeycomb Corporation.”

(NEW NAME)

ARTICLE THREE	The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or affected by this amendment, is as follows: (If not applicable, insert “No change”)

No Change

ARTICLE FOUR	(a) The manner in which said amendment affects a change in the amount of paid-in capital* is as follows: (If not applicable, insert “No change”)

No Change

(b) The amount of paid-in capital* as changed by this amendment is as follows: (If not applicable, insert “No change”)

No Change

	Before Amendment	After Amendment

Paid-in Capital	$	$

The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated 10/26, 1988		Honeycomb Holdings Corp.
(Exact Name of Corporation)

attested by	/s/ William R. Renick	by	/s/ J. Matthew Davidson
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	William R. Renick, Secretary		J. Matthew Davidson, President
	(Type or Print Name and Title)		(Type or Print Name and Title)

*	“Paid-in Capital” replaces the terms Stated Capital & Paid-in Surplus and is equal to the total of these accounts.

NOTES and INSTRUCTIONS

NOTE 1:	State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2:	Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (§ 10.10)

NOTE 3:	Directors may adopt amendments without shareholder approval in only six instances, as follows:

(a) to remove the names and addresses of directors named in the articles of incorporation;

(b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to § 5.10 is also filed;

(c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

(d) to change the corporate name by substituting the word “corporation”, “incorporated”, “company”, “limited”, or the abbreviation “corp.”, “inc.”, “co.”, or “ltd.” for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

(e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with § 9.05;

(f) to restate the articles of incorporation as currently amended. (§ 10.15)

NOTE 4:	All amendments not adopted under § 10.10 or § 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders’ meeting (either annual or special) or (2) by consent, in writing, without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (§10.20)

NOTE 5:	When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (§§ 7.10 & 10.20)

JIM EDGAR

Secretary of State

State of Illinois

ARTICLES OF AMENDMENT

Pursuant to the provisions of ‘The Business Corporation Act of 1983”, the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE	The name of the corporation is International Honeycomb Corporation
(Note 1)

ARTICLE TWO	The following amendment of the Articles of Incorporation was adopted on August 2, 1990 in the manner indicated below. (“X” one box only.)

☐	By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment; (Note 2)

☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment; (Note 3)

☐	By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duty adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment; (Note 4)

☐	By the shareholders, in accordance with Section 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10; (Note 4)

☒	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment. (Note 4)

(INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is: RESOLVED, that the Articles of Incorporation be amended to read as follows:)

N/A

(New Name)

All changes other than name, include on page 2

(over)

Resolution

RESOLVED, that Paragraph 1 of Article FOUR of the Articles of Incorporation of this Corporation be and it hereby is amended to read as follows:

ARTICLE FOUR	Paragraph 1 : The authorized shares are

Class	*Par Value per Share	Number of shares authorized
Common	NPV	2,000,000

ARTICLE THREE	The manner, if not set forth in the amendment, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or affected by this amendment, is as follows: (If not applicable, insert “No change”)

No Change

ARTICLE FOUR	(a) The manner, if not set forth in the amendment, in which said amendment effects a change in the amount of paid-in capital* is as follows: (If not applicable, insert “No change”)

No Change

(b) The amount of paid-in capital* as changed by this amendment is as follows: (If not applicable, insert “No change”)

No Change

	Before Amendment	After Amendment

Paid-in Capital	$	$

The undersigned corporation has caused this statement to be signed by its duly authorized officers each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated December 19, 1990		International Honeycomb Corporation

Attested by	/s/ John J. Hojnar	by	/s/ Douglas A. Walmsley
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

John J. Hojnar			Douglas A. Walmsley
(Type or Print Name and Title)			(Type or Print Name and Title)
Vice President & Treasurer			President

*	“Paid-in Capital” replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.

NOTES and INSTRUCTIONS

NOTE 1:	State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2:	Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (§ 10.10)

NOTE 3:	Directors may adopt amendments without shareholder approval in only six instances, as follows:

(a) to remove the names and addresses of directors named in the articles of incorporation;

(b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to § 5.15 is also filed;

(c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

(d) to change the corporate name by substituting the word “corporation”, “incorporated”, “company”, “limited”, or the abbreviation “corp.”, “inc.”, “co.”, or “ltd.” for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

(e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with § 9.05,

(f) to restate the articles of incorporation as currently amended. (§ 10.15)

NOTE 4:	All amendments not adopted under § 10.10 or § 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders’ meeting (either annual or special) or (2) by consent, in writing, without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitles to vote and not less than a majority within each class when class voting applies. (§ 10.20)

NOTE 5:	When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (§§ 7.10 & 10.20)

ARTICLES OF MERGER

CONSOLIDATION OR EXCHANGE

merge
1.	Names of the corporations proposing to	consolidate exchange shares	, and the state or country of incorporation:

Name of Corporation		State or Country of Incorporation
International Honeycomb Corporation	5510-240-10	Illinois
International Honeycomb California, Inc.	5370-325-1	Illinois
International Honeycomb Illinois, Inc.	5051-225-1	Illinois
International Honeycomb Connecticut, Inc.	5515-931-9	Illinois
Verticel, Inc.	5510-239-2	Illinois

2.	The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

surviving
3.	(a) Name of the	new acquiring	corporation:	International Honeycomb Corporation

	(b) It shall be governed by the laws of:			Illinois

merger
4.	Plan of	consolidation	is as follows:	See “Annex A”
exchange

If not sufficient space to cover this point, add one or more sheets of this size.

merger
5.	Plan of	consolidation exchange	was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

(The following items are not applicable to mergers under § 11.30–90% owned subsidiary provisions. See Article 7.)

(Only “X” one box for each corporation)

Name of Corporation

By the shareholders, a resolution of
the board of directors having been
duly adopted and submitted to a
vote at a meeting of shareholders.
Not less than the minimum number
of votes required by statute and by
the articles of incorporation voted in
favor of the action taken. (§ 11.20)

By written consent of the
shareholders having not less than the
minimum number of votes required
by statute and by the articles of
incorporation. Shareholders who
have not consented in writing have
been given notice in accordance with
§ 7.10 (§ 11.220)

By written consent of ALL the shareholders entitled to vote on the action, in accordance with § 7.10 & § 11.20

	☐	☐	☐

	☐	☐	☐

	☐	☐	☐

	☐	☐	☐

	☐	☐	☐

6.	(Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:

a.	The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder or any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

b.	The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

c.	The surviving, new or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of “The Business Corporation Act of 1983” of the State of Illinois with respect to the rights of dissenting shareholders.

7.	(Complete this item if reporting a merger under § 11.30–90% owned subsidiary provisions.)

a.	The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation
International Honeycomb California, Inc.	100 common shares	100 common shares
International Honeycomb Illinois, Inc.	1 common shares	1 common shares
International Honeycomb Connecticut, Inc.	100 common shares	100 common shares
Verticel, Inc.	125 common shares	125 common shares

b.	The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was , 19 . Not applicable

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received?     ☐ Yes    ☐ No    Not applicable

(If the answer is “No,” the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8.	The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated November 25, 1992		International Honeycomb Corporation
(Exact Name of Corporation)

attested by	/s/ June Lewand	by	/s/ F.J.M. Ten Brink
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	June Lewand, Assistant Secretary		F.J.M. ten Brink, VP Finance
	(Type or Print Name and Title)		(Type or Print Name and Title)

Dated November 25, 1992		International Honeycomb Illinois, Inc.
(Exact Name of Corporation)

attested by	/s/ June Lewand	by	/s/ F.J.M. ten Brink
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	June Lewand, Assistant Secretary		F.J.M. ten Brink, VP Finance
	(Type or Print Name and Title)		(Type or Print Name and Title)

Dated November 25, 1992		International Honeycomb Connecticut, Inc.
(Exact Name of Corporation)

attested by	/s/ June Lewand	by	/s/ F.J.M. ten Brink
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	June Lewand, Assistant Secretary		F.J.M. ten Brink, VP Finance
	(Type or Print Name and Title)		(Type or Print Name and Title)

Dated November 25, 1992		International Honeycomb California, Inc.
(Exact Name of Corporation)

attested by	/s/ June Lewand	by	/s/ F.J.M. ten Brink
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	June Lewand, Assistant Secretary		F.J.M. ten Brink, VP Finance
	(Type or Print Name and Title)		(Type or Print Name and Title)

Dated November 25, 1992		Verticel, Inc.
(Exact Name of Corporation)

attested by	/s/ June Lewand	by	/s/ F.J.M. ten Brink
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	June Lewand, Assistant Secretary		F.J.M. ten Brink, VP Finance
	(Type or Print Name and Title)		(Type or Print Name and Title)

Dated , 19
(Exact Name of Corporation)

attested by		by
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	(Type or Print Name and Title)		(Type or Print Name and Title)

ANNEX A

PLAN OF MERGER

This Plan of Merger (the “Plan of Merger”) dated as of November 30, 1992, sets forth the terms and conditions of the merger of International Honeycomb Illinois, Inc., International Honeycomb California, Inc., International Honeycomb Connecticut, Inc. and Verticel, Inc. (collectively referred to herein as the “Merging Subsidiaries”), each an Illinois Corporation and a wholly-owned subsidiary of International Honeycomb Corporation, an Illinois corporation (the “Company”), with and into the Company. In the merger, the Company will be the surviving corporation. The Company and the Merging Subsidiaries are sometimes referred to herein as the “Constituent Corporations.”

ARTICLE I

THE MERGER

1.1 Upon the terms and subject to the conditions hereof, and in accordance with the relevant provisions of the Business Corporation Act of the State of Illinois (the “BCA”), the Merging Subsidiaries shall be merged with and into the Company (the “Merger”). Following the Merger, the Company shall continue as the surviving corporation (the “Surviving Corporation”) and shall continue its existence under the laws of the State of Illinois, and the separate corporate existence of the Merging Subsidiaries, shall cease.

1.2 The Merger shall be consummated by filing with the Secretary of State of the State of Illinois the Articles of Merger in such form as is required by, and executed in accordance with, the relevant provisions of the BCA (the time of such filing being the “Effective Time”).

ARTICLE II

RIGHTS AND DUTIES OF THE COMPANY

AS THE SURVIVING CORPORATION

2.1 The Merger shall have the effects set forth in the BCA. At the Effective Time, the Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises, of a public as well as of a private nature, of each of the Constituent Corporations, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations so merger; and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to any of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the several and respective Constituent Corporations; and the title to any real estate, vested by deed or otherwise, under the laws of the State of Illinois or otherwise, in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; provided, that all rights of creditors and all liens upon any property of either of the Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

ARTICLE III

CERTIFICATE OF INCORPORATION

AND BY-LAWS

3.1 From and after the Effective Time and until thereafter amended as provided by law, the Certificate of Incorporation and By-Laws of the Surviving Corporation shall be the Certificate of Incorporation and By-Laws of the Company as in effect immediately prior to the Effective Time.

ARTICLE IV

DIRECTORS AND OFFICERS

4.1 The directors of the Surviving Corporation shall be the directors of the Company, immediately prior to the Effective Time, until their respective successors are duly elected and qualified.

2

4.2 The officers of the Surviving Corporation shall be the officers of the Company, immediately prior to the Effective Time, until their respective successors are duly elected and qualified.

ARTICLE V

CANCELLATION OF SECURITIES

5.1 Each share of common stock of the Merging Subsidiaries, issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled.

ARTICLE VI

MISCELLANEOUS

6.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to the conflicts of law rules thereof.

6.2 The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

3

ARTICLES OF MERGER

CONSOLIDATION OR EXCHANGE

merge
1.	Names of the corporations proposing to	consolidate, exchange shares	and the state of country of their incorporation:

Name of Corporation	State or Country of Incorporation
International Honeycomb Corporation	Illinois 5510-240-6
Hexagon Honeycomb Corporation	Missouri 4953-864-2

2.	The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

surviving
3.	(a)	Name of the	new	corporation: International Honeycomb Corporation
acquiring

(b)	it shall be governed by the laws of: Illinois

merger
4.	Plan of	consolidation is	as follows: See “Annex A”
exchange

If not sufficient space to cover this point, add one or more sheets of this size.

merger
5.	Plan of	consolidation	was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:
exchange

(The following items are not applicable to mergers under §11.30 – 90% owned subsidiary provisions. See Article 7.)

(Only “X” one box for each corporation)

Name of Corporation

By the shareholders, a resolution of
the board of directors having been
duly adopted and submitted to a
vote at a meeting of shareholders.
Not less than the minimum number
of votes required by statute and by
the articles of incorporation voted in
favor of the action taken
(§ 11.20)

By written consent of the
shareholders having not less than the
minimum number of votes required
by statute and by the articles of
incorporation, Shareholders who
have not consented in writing have
been given notice in accordance with
§ 7.10 (§ 11.220)

By written consent of ALL the share- holders entitled to vote on the action, in accordance with § 7.10 & § 11.220
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐

6.	(Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:

a.	The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

b.	The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

c.	The surviving, new or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of “The Business Corporation Act of 1983” of the State of Illinois with respect to the rights of dissenting shareholders.

7.	(Complete this item if reporting a merger under § 11.30 – 90% owned subsidiary provisions.)

a.	The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation
Hexagon Honeycomb Corporation	525,000 common shares	525,000 common shares

b.	The date of mailing a copy of the plan merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was , 19 . Not applicable

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received?         ☐ Yes   ☐ No  Not applicable

(If the answer is “No,” the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8.	The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, the the facts stated herein are true.

Dated December 3 , 1992		International Honeycomb Corporation
(Exact Name of Corporation)

attested by	/s/ Frank J.M. Ten Brink	by	/s/ Douglas A. Walmsley
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

Frank J. M. Ten Brink, Secretary		Douglas A. Walmsley, President and CEO
(Type or Print Name and Title)		(Type or Print Name and Title)

Dated December 3 , 1992		Hexagon Honeycomb Corporation
(Exact Name of Corporation)

attested by	/s/ Frank J.M. Ten Brink	by	/s/ Douglas A. Walmsley
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

Frank J. M. Ten Brink, Secretary		Douglas A. Walmsley, President
(Type or Print Name and Title)		(Type or Print Name and Title)

Dated , 19
(Exact Name of Corporation)

attested by		by
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	(Type or Print Name and Title)		(Type or Print Name and Title)

(ILL - 781)

ANNEX A

PLAN OF MERGER

This Plan of Merger (the “Plan of Merger”), dated as of December 4, 1992, sets forth the terms and conditions of the merger of Hexagon Honeycomb Corporation (“Hexagon”), a Missouri corporation and a wholly-owned subsidiary of International Honeycomb Corporation, an Illinois corporation (the “Company”), with and into the Company. In the merger, the Company will be the surviving corporation. The Company and Hexagon are sometimes referred to herein as the “Constituent Corporations.”

ARTICLE I

THE MERGER

1.1 Upon the terms and subject to the conditions hereof, and in accordance with the relevant provisions of the Business Corporation Act of the State of Illinois (the “BCA”) and The General Business Corporation Law of Missouri (the “BCL”), Hexagon shall be merged with and into the Company (the “Mergers”). Following the Merger, the Company shall continue as the surviving corporation (the “Surviving Corporation”) and shall continue its existence under the laws of the State of Illinois, and the separate corporate existence of Hexagon shall cease.

1.2 The Merger shall be consummated by filing with the Secretary of State of the State of Illinois the Articles of Merger in such form as is required by, and executed in accordance with, the relevant provisions of the BCA.

ARTICLE II

RIGHTS AND DUTIES OF THE COMPANY

AS THE SURVIVING CORPORATION

2.1 The Merger shall have the effects set forth in the BCA and the BCL. At the effective time of the Merger (the “Effective Time”), the Surviving Corporation, shall thereupon and thereafter possess all of the rights, privileges, powers and franchises, of a public as well as of a private nature, of each of the Constituent Corporations, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations so merged; and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to any of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the several and respective Constituent Corporations; and the title to any real estate, vested by deed or otherwise, under the laws of the State of Illinois or the State of Missouri or otherwise, in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; provided, that all rights of creditors and all liens upon any property of either of the Constituent

1

Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

ARTICLE III

CERTIFICATE OF INCORPORATION

AND BY-LAWS

3.1 From and after the Effective Time and until thereafter amended as provided by law, the Certificate of Incorporation and By-laws of the Surviving Corporation shall be the Certificate of Incorporation and By-laws of the Company as in effect immediately prior to the Effective Time.

ARTICLE IV

DIRECTORS AND OFFICERS

4.1 The directors of the Surviving Corporation shall be the directors of the Company, immediately prior to the Effective Time, until their respective successors are duly elected and qualified.

4.2 The officers of the Surviving Corporation shall be the officers of the Company, immediately prior to the Effective Time, until their respective successors are duly elected and qualified.

ARTICLE V

CANCELLATION OF SECURITIES

5.1 Each share of common stock of Hexagon, issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without and action on the part of the holder thereof, be cancelled.

ARTICLE VI

MISCELLANEOUS

6.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to the conflict of law rules thereof.

6.2 The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

2

JIM EDGAR

Secretary of State

State of Illinois

ARTICLES OF AMENDMENT

Pursuant to the provisions of “The Business Corporation Act of 1983”, the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE	The name of the corporation is International Honeycomb Corporation
(Note 1)

ARTICLE TWO	The following amendment or the Articles of Incorporation was adopted on December 4, 1992 in the manner indicated below. (“X” one box only.)

☐ By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

(Note 2)

☐ By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

(Note 3)

☐ By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

(Note 4)

☐ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with section 7.10;

(Note 4)

☒ By the shareholders in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(Note 4)

(INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is: RESOLVED, that the Articles of Incorporation be amended to read as follows:) RESOLVED, that Article One of the Articles of Incorporation is hereby amended to read in its entirety as follows: “ARTICLE ONE: The name of the corporation is Hexacomb Corporation.”

(NEW NAME)

All changes other than name, include on page 2

(over)

Resolution

ARTICLE THREE	The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows. (If not applicable, insert “No change”)

No Change

ARTICLE FOUR	(a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equitable to the total of these accounts) as follows: (If not applicable, insert “No change”)

No Change

(b) The amount of paid-in capital (Paid in Capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change”)

No Change

Before Amendment After Amendment
Paid-in Capital	$	$

(Complete either Item 1 or 2 below)

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated December 7, 1992		International Honeycomb Corporation
(Exact Name of Corporation)

attested by	/s/ Frank J.M. Ten Brink	by	/s/ Douglas A. Walmsley
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	Frank J.M. Ten Brink	Douglas A. Walmsley
	Vice President, Secretary and Treasurer	President and Chief Executive Officer
	(Type or Print Name and Title)	(Type or Print Name and Title)

(2) If amendment is authorized by the incorporators, the incorporators must sign below.

OR

If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

Dated                     , 19

______________________

______________________

______________________

NOTES and INSTRUCTIONS

NOTE 1:	State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2:	Incorporators are permitted to adopt amendment ONLY before any shares have been issued and before any directors have been named or elected.	(§ 10.10)

NOTE 3:	Directors may adopt amendments without shareholder approval in only six instances as follows:

	(a)	to remove the names and addresses of directors named in the articles of incorporation;

	(b)	to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to § 5.10 is also filed;

	(c)	to split the issued whole share and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

	(d)	to change the corporate name by substituting the word “corporation”, “incorporated”, “company”, “limited”, or the abbreviation “corp.”, “inc.”, “co.”, or “ltd.” for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

	(e)	to reduce the authorized share of any class pursuant to a cancellation statement filed in accordance with § 9.05;

	(f) to restate the articles of incorporation as currently amended.	(§ 10.15)

NOTE 4:	All amendments not adopted under § 10.10 or § 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders’ meeting (either annual or special) or (2) by consent, in writing, without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (§ 10.20)

NOTE 5:	When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment.	(§§ 7.10 & 10.20)

STATEMENT OF CHANGE OF REGISTERED AGENT

AND/OR REGISTERED OFFICE

1.	CORPORATE NAME: HEXACOMB CORPORATION

2.	STATE OR COUNTRY OF INCORPORATION: Illinois

3.	Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

	Registered Agent	June Lewand
		First Name	Middle Name	Last Name

	Registered Office	75 Tristate Drive
		Number Street	Suite No. (A P.O. Box alone is not acceptable)
		Lincolnshire IL	60069

		City Zip Code		County

4.	Name and address of registered agent and registered office shall be (after all changes herein reported):

	Registered Agent	CT CORPORATION SYSTEM
		First Name	Middle Name	Last Name

	Registered Office	c/o CT Corporation System, 208 S. LaSalle Street
		Number Street	Suite No. (A P.O. Box alone is not acceptable)
		Chicago 60604		Cook

		City Zip Code		County

5.	The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.	The above change was authorized by: (“X” one box only)

a. ☒	By resolution duly adopted by the board of directors.	(Note 5)
b. ☐	By action of the registered agent.	(Note 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7.	(If authorized by the board of directors, sign here. See Note 5)

The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated here are true.

Dated: 1-29 1996	Hexacomb Corporation
(Exact Name of Corporation)

Attested by:	/s/ James D. Gaughan	by:	/s/ Robert G. Simpson
	(Signature of Secretary or Assistant Secretary)	(Signature of Vice President)

	James D. Gaughan, Assistant Secretary	Robert G. Simpson, Vice President
	(Type or Print Name and Title)	(Type or Print Name and Title)

(If change of registered office by registered agent, sign here. See Note 6)

The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated: 19
(Signature of Registered Agent of Record)

NOTES

1.	The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2.	The registered office must include a street or road address; a post office box number alone is not acceptable.

3.	A corporation cannot act as its own registered agent.

4.	If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5.	Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6.	The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement be signed by the registered agent.

ARTICLES OF MERGER CONSOLIDATION OR EXCHANGE

merge
1.	Name of the corporations proposing to	consolidate	, and the state of country of their incorporation:
exchange shares

Name of Corporation	State or Country of Incorporation	Corporation File Number
Hexacomb Corporation	Illinois	55102406
Suncor, Inc.	South Carolina

2.	The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

surviving
3.	(a)	Name of the new corporation:	Hexacomb Corporation
acquiring
	(b)	it shall be governed by the laws of:	Illinois

If not sufficient space to cover this point, add one or more sheets of this size.

merger
4.	Plan of consolidation is as follows:	See Attached
exchange

merger
5.	Plan of	consolidation exchange	was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

(The following items are not applicable to mergers under §11.30 – 90% owned subsidiary provisions. See Article 7.)

(Only “X” one box for each corporation)

Name of Corporation

By the shareholders, a resolution of
the board of directors having been
duly adopted and submitted to a
vote at a meeting of shareholders.
Not less than the minimum number
of votes required by statute and by
the articles of incorporation voted in
favor of the action taken.

(§ 11.20)

By written consent of the
shareholders having not less than
the minimum number of votes
required by statute and by the
articles of incorporation,
Shareholders who have not
consented in writing have been
given notice in accordance with
§ 7.10. (§ 11.220)

By written consent of ALL the shareholders entitled to vote on the action, in accordance with § 7.10 & 11.220
Hexacomb Corporation	☐	☐	☒
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐

6.	(Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:

a.	The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

b.	The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

c.	The surviving, new or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of “The Business Corporation Act of 1983” of the State of Illinois with respect to the rights of dissenting shareholders.

7.	(Complete this item if reporting a merger under § 11.30 – 90% owned subsidiary provisions.)

a.	The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation

b.	(Not applicable to 100% owned subsidiaries)

The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was                                 ,                     .

(Month	& Day) (Year)

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received?    ☐ Yes  ☐ No

(If the answer is “No,” the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8.	The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, the facts state herein are true. (All signatures must be in BLACK INK.)

Dated	December 10, 2001 (Month & Day) (Year)		Hexacomb Corporation
(Exact Name of Corporation)

attested by	/s/ Stephen T. Auburn	by	/s/ James D. Morris
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	Stephen T. Auburn		James D. Morris
	Assistant Secretary		President
	(Type or Print Name and Title)		(Type or Print Name and Title)

Dated	December 10, 2001 (Month & Day) (Year)		Suncor, Inc.
(Exact Name of Corporation)

attested by	/s/ Stephen T. Auburn	by	/s/ James D. Morris
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	Stephen T. Auburn		James D. Morris
	Assistant Secretary		President
	(Type or Print Name and Title)		(Type or Print Name and Title)

Dated
	(Month & Day) (Year)		(Exact Name of Corporation)

attested by		by
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	(Type or Print Name and Title)		(Type or Print Name and Title)

PLAN OF MERGER

PLAN OF MERGER approved on December 10, 2001 by Suncor, Inc. (“Suncor”), a corporation organized under the laws of the State of South Carolina, and by resolution adopted by at least a majority vote of the members of its Board of Directors on said date, and approved on December 10, 2001 by Hexacomb Corporation (“Hexacomb”), a corporation of the State of Illinois, and by resolution adopted by at least a majority vote of the members of its Board of Directors on said date.

Suncor and Hexacomb shall, pursuant to the provisions of the South Carolina Business Corporation Act, as amended (hereafter referred to as the “SC BCA”), and of the Illinois Business Corporation Act of 1983, as amended (hereafter referred to as the “IL BCA”), be merged with and into a single corporation, to wit, Hexacomb (the “Merger”), which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under the name Hexacomb Corporation pursuant to the provisions of the IL BCA. The separate existence of Suncor, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of the SC BCA.

The Articles of Incorporation of the surviving corporation as in force and effect upon the effective date of the merger in the State of Illinois shall be the Articles of Incorporation of said surviving corporation and continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the IL BCA.

The by-laws of the surviving corporation as in force and effect upon the effective date of the merger in the State of Illinois shall be the by-laws of said surviving corporation and continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the IL BCA.

The directors and officers in office of the surviving corporation upon the effective date of the merger in the State of Illinois shall continue to be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

The number of outstanding shares of the surviving corporation is 1,211,111 shares, all of which are of one class and are common shares, all of which are entitled to vote, and all of which are owned by its sole shareholder. The number of outstanding shares of the terminating corporation is 5,000 shares, all of which are of one class and are common shares, all of which are entitled to vote, and all of which are owned by its sole shareholder.

The surviving corporation will not issue any of its shares for the issued shares of the terminating corporation inasmuch as each shareholder of the terminating corporation and of the surviving corporation own an equal proportion of the issued shares of both of said corporations. All of the issued shares of the terminating corporation shall, upon the effective date of the merger, be surrendered and extinguished. The shares of the surviving corporation shall not be converted, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

The Plan of Merger herein made and approved shall be submitted to the shareholders of the terminating corporation for their approval or rejection in the manner prescribed by the provisions of the SC BCA and to the shareholders of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the IL BCA.

In the event that the Plan of Merger shall have been approved by the shareholders of the terminating corporation in compliance with the provisions of the SC BCA and by the shareholders of the surviving corporation in the manner prescribed by the provisions of the IL BCA, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of South Carolina and by the laws of the State of Illinois, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

The Merger shall be effective January 1, 2002.

IN WITNESS WHEREOF, the undersigned have executed this Plan of Merger as of the 10th day of December, 2001.

HEXACOMB CORPORATION

By:	/s/ James D. Morris
Name:	James D. Morris
Title:	President

ATTEST:

By:	/s/ Stephen T. Auburn
Name:	Stephen T. Auburn
Title:	Assistant Secretary

SUNCOR, INC.

By:	/s/ James D. Morris
Name:	James D. Morris
Title:	President

ATTEST:

By:	/s/ Stephen T. Auburn
Name:	Stephen T. Auburn
Title:	Assistant Secretary